UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21283
                                                    ---------------------

                         Excelsior Buyout Investors, LLC
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               225 High Ridge Road
                               Stamford, CT 06905
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert F. Aufenanger
                            U.S. Trust Company, N.A.
                               225 High Ridge Road
                               Stamford, CT 06905
        -----------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 203-352-4400
                                                           -------------

                        Date of fiscal year end: March 31
                                                ---------

                    Date of reporting period: March 31, 2005
                                             ---------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------

                                    EXCELSIOR
                              BUYOUT INVESTORS, LLC

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS WITH REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                        FOR THE PERIOD FROM APRIL 16, 2004
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 31, 2005

EXCELSIOR BUYOUT INVESTORS, LLC
PORTFOLIO OF INVESTMENTS MARCH 31, 2005


 PERCENT                                                                              ACQUISITION
  OWNED                                                                                  DATE##           VALUE (NOTE 2)
---------                                                                             -----------         --------------
                      PRIVATE INVESTMENT FUNDS **, # -- 57.76%
                          DOMESTIC BUYOUT FUNDS -- 33.40%
   0.49%      2003 Riverside Capital Appreciation Fund, L.P.                          06/04-03/05          $ 1,122,418
   0.78%      Berkshire Partners VI, L.P.                                             06/04-12/04            2,215,490
   1.45%      Blue Point Capital Partners, L.P.                                       06/04-11/04            4,399,696
   1.06%      Blum Strategic Partners II, L.P.                                        06/04-02/05            9,179,726
   0.56%      Catterton Partners V, L.P.                                              06/04-03/05            1,671,542
   1.96%      Charlesbank Equity Fund V, L.P.                                         06/04-01/05            4,251,875
   1.40%      Lincolnshire Equity Fund III, L.P.                                      12/04-01/05                    0
                                                                                                           -----------
                                                                                                            22,840,747
                                                                                                           -----------
                       EUROPEAN BUYOUT FUNDS -- 13.22%
   1.10%      Advent Global Private Equity Fund IV-A, L.P.                            06/04-01/05            5,668,485
   0.41%      Electra European Fund, L.P.*                                            06/04-11/04            3,370,742
                                                                                                           -----------
                                                                                                             9,039,227
                                                                                                           -----------
                     DISTRESSED INVESTMENT FUNDS -- 11.14%
   0.27%      MatlinPatterson Global Opportunities Partners, L.P.                        06/04               4,802,864
   0.31%      OCM Principal Opportunities Fund II, L.P.                               06/04-12/04            2,815,164
                                                                                                           -----------
                                                                                                             7,618,028
                                                                                                           -----------
              TOTAL PRIVATE INVESTMENT FUNDS (Cost $20,561,357)                                             39,498,002
                                                                                                           -----------

   PAR
  AMOUNT
-----------
                       SHORT TERM SECURITIES -- 43.51%
$ 6,770,000   Federal Home Loan Bank Discount Note 4/1/05, 2.58%                                             6,770,000
$ 3,000,000   Morgan Stanley Commercial Paper 4/4/05, 2.68%                                                  2,999,107
$ 5,000,000   Federal National Mortgage Association Discount Note 4/5/05, 2.65%                              4,998,160
$12,000,000   United States Treasury Bill, 4/7/05, 2.59%                                                    11,993,956
$ 3,000,000   Allied Irish Bank Commercial Paper 5/5/05, 2.70%                                               2,992,125
                                                                                                           -----------
              TOTAL SHORT TERM SECURITIES (Cost $29,753,348)                                                29,753,348

                                                                                        PERCENTAGE
                                                                                      OF NET ASSETS
                                                                                      -------------
TOTAL INVESTMENTS (Cost $50,314,705)                                                      101.27 %          69,251,350
OTHER ASSETS & LIABILITIES (NET)                                                           (1.27)%            (865,244)
                                                                                          ------           -----------
NET ASSETS                                                                                100.00 %         $68,386,106
                                                                                          ======           ===========

---------------------------
*   Security is denominated in Euros. Value shown is in U.S. dollars.
**  Restricted as to public resale. Acquired from June, 2004 to March 2005. Total cost of restricted securities at
    March 31, 2005 aggregated $20,561,357. Total value of restricted securities owned at March 31, 2005 was
    $39,498,002 or 57.76% of net assets.
#   Non-income producing securities.
##  Required disclosure for restricted securities only.

          Notes to Financial Statements are an integral part of these
                             Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005


ASSETS:
   Investments at value (Cost $50,314,705)                                  $69,251,350
   Cash                                                                          89,532
   Other assets                                                                  18,068
                                                                            -----------
      TOTAL ASSETS                                                           69,358,950
                                                                            -----------
LIABILITIES:
   Accrued Incentive Carried Interest (Note 3)                                  654,272
   Management fees payable (Note 3)                                             168,625
   Professional fees payable                                                    106,000
   Administration fees payable (Note 3)                                          34,197
   Board of Managers' fees payable (Note 3)                                       9,750
                                                                            -----------
      TOTAL LIABILITIES                                                         972,844
                                                                            -----------
NET ASSETS                                                                  $68,386,106
                                                                            ===========
NET ASSETS CONSIST OF:
   Paid-in capital                                                          $49,449,461
   Unrealized appreciation on investments                                    18,936,645
                                                                            -----------
TOTAL NET ASSETS                                                            $68,386,106
                                                                            ===========
Units of Membership Interests Outstanding (100,000 units authorized)             64,015
NET ASSET VALUE PER UNIT                                                    $  1,068.28
                                                                            ===========


           Notes to Financial Statements are an integral part of these
                             Financial Statements.

EXCELSIOR BUYOUT INVESTORS LLC
STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 16, 2004 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2005


INVESTMENT INCOME:
   Interest income                                                  $   634,803
                                                                    -----------
      TOTAL INCOME                                                      634,803
                                                                    -----------
EXPENSES:
   Management fees (Note 3)                                             670,568
   Professional fees                                                    379,978
   Administration fees (Note 3)                                         125,244
   Insurance expense                                                     59,295
   Board of Managers' fees (Note 3)                                      54,750
   Custodian fees                                                        10,000
   Other expenses                                                        38,235
                                                                    -----------
      TOTAL EXPENSES                                                  1,338,070
                                                                    -----------
NET INVESTMENT (LOSS)                                                  (703,267)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS: (Note 2)
   Net realized gain on investments                                           0
   Net change in unrealized appreciation on investments              18,936,645
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                      18,936,645
                                                                    -----------
Net change in Incentive Carried Interest                               (654,272)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $17,579,106
                                                                    ===========


           Notes to Financial Statements are an integral part of these
                             Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD APRIL 16, 2004 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2005


OPERATIONS:
   Net investment (loss)                                                                        $   (703,267)
   Net change in unrealized appreciation on investments                                           18,936,645
   Net change in incentive carried interest                                                         (654,272)
                                                                                                ------------
      Net increase in net assets resulting from operations                                        17,579,106
                                                                                                ------------
TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
   Proceeds from 63,915 Units of Membership Interest sold                                         63,915,000
   Distributions to members                                                                      (12,803,000)
   Less offering costs paid                                                                         (405,000)
                                                                                                ------------
      Net increase in net assets resulting from transactions in units of membership interests     50,707,000
                                                                                                ------------
Net increase in net assets                                                                        68,286,106

NET ASSETS:
   Beginning of period                                                                               100,000
                                                                                                ------------
   End of period                                                                                $ 68,386,106
                                                                                                ============

           Notes to Financial Statements are an integral part of these
                             Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC
STATEMENT OF CASH FLOWS
FOR THE PERIOD APRIL 16, 2004 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations                            $ 17,579,106
   Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
      Purchase of investments                                                       (36,438,710)
      Distributions received from private investment funds                           15,877,353
      Net unrealized appreciation on investments                                    (18,936,645)
      Purchase of short-term investments - net                                      (29,753,348)
      Increase in other assets                                                          (18,068)
      Increase in accrued Incentive Carried Interest                                    654,272
      Increase in management fees payable                                               168,625
      Increase in Board of Managers' fees payable                                         9,750
      Increase in other expenses payable                                                140,197
                                                                                   ------------
         Net cash used in operating activities                                      (50,717,468)
                                                                                   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from sale of Units                                                       63,915,000
   Distributions to members                                                         (12,803,000)
   Offering costs paid                                                                 (405,000)
                                                                                   ------------
         Net cash provided by financing activities                                   50,707,000
                                                                                   ------------
         Net decrease in cash                                                           (10,468)
CASH AT BEGINNING OF PERIOD                                                             100,000
                                                                                   ------------
CASH AT END OF PERIOD                                                              $     89,532
                                                                                   ============

           Notes to Financial Statements are an integral part of these
                             Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC
FINANCIAL HIGHLIGHTS -- SELECTED PER UNIT DATA AND RATIOS
FOR THE PERIOD APRIL 16, 2004 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2005


PER UNIT OPERATING PERFORMANCE: (1)
NET ASSET VALUE, BEGINNING OF PERIOD                                         $1,000.00
   Deduction of offering costs from contributions                                (6.33)
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                                 (10.99)
   Net realized and unrealized gain on investments                              295.82
   Net change in Incentive Carried Interest                                     (10.22)
                                                                             ---------
      Total from investment operations                                          274.61
                                                                             ---------
DISTRIBUTIONS TO MEMBERS:
     Net change in partners' capital due to distributions to members           (200.00)
                                                                             ---------
NET ASSET VALUE, END OF PERIOD                                               $1,068.28
                                                                             =========
TOTAL NET ASSET VALUE RETURN (4)                                                 28.16 %
                                                                             =========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, End of Period (000's)                                         $  68,386
   Ratios to Average Net Assets (2):
      Expenses excluding incentive carried interest                               2.03 %
      Incentive carried interest (not annualized)                                 0.95 %
      Annualized expenses plus unannualized incentive carried interest            2.98 %
      Net investment income (loss) excluding incentive carried interest          (1.07)%
   Portfolio Turnover Rate (3)                                                       0 %

(1) Selected data for a unit of membership interest outstanding through the period.
(2) Annualized ratios do not reflect the Fund's proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds.
(3) Not annualized. Distributions from Private Investment Funds during the period totaling $15,877,353 are not included in the calculation.
(4) Not annualized. Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in Incentive Carried Interest and assumes dividends and distributions, if any, were reinvested. The Fund's units are not traded in any market, and therefore market value total investment return is not calculated. Excluding the effect of the Incentive Carried Interest, the total investment return would have been 29.24%.

           Notes to Financial Statements are an integral part of these
                             Financial Statements.

                         EXCELSIOR BUYOUT INVESTORS, LLC

                          NOTES TO FINANCIAL STATEMENTS

                                 MARCH 31, 2005

NOTE 1 -- ORGANIZATION

      Excelsior Buyout Investors, LLC (the "Fund") is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of Members of the Fund who represent 66 2/3% of the Fund's outstanding Units may determine to extend the term of the Fund.

      The Fund's investment objective is to achieve long-term capital appreciation. Current income is not an objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund expects to invest at least 70% of its assets in domestic private equity buyout funds but may also invest up to 30% of its assets in European buyout funds and funds engaged in distressed investing (collectively, the "Underlying Funds"). The Underlying Funds generally will not be registered as investment companies under the Investment Company Act. There can be no assurance that the Fund will achieve its investment objective.

      Excelsior Buyout Management, LLC (the "Managing Member") serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member does not receive compensation from the Fund. The Managing Member has made an investment in the Fund in exchange for 100 Units.

      U.S. Trust Company, N.A. (the "Investment Adviser"), a national bank acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, serves as investment adviser to the Fund and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund's investments. The Investment Adviser is compensated as described in
Note 3. U.S. Trust Company, N.A. is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Pursuant to the Fund's operating agreement, the business and affairs of the Fund are overseen by a four member Board of Managers (the "Board"). The Board of Managers is analogous to a board of directors of a corporation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      A.  INVESTMENT VALUATION:

            The Fund will compute its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Valuation Committee of the Board of Managers. In determining its net asset value, the Fund will value its investments as of such quarter-end.

            The Board and the Valuation Committee have approved procedures pursuant to which the Fund will value its investments in Underlying Funds at fair value. In accordance with these procedures, fair value as of each quarter-end ordinarily will be the value determined as of such quarter-end by each Underlying Fund in accordance with the Underlying Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund's interest were redeemed at the time of valuation (although it is not generally expected that the types of Underlying Funds in which the Fund may invest will provide the Fund with redemption rights), based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Underlying Fund does not report a quarter-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well as on any other relevant information available at the time the Fund values its portfolio.

            The Underlying Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates ("AIG"). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Underlying Funds from AIG. The purchase price paid by the Fund to AIG for each Underlying Fund was an amount equal to the net capital contributions previously made by AIG to the Underlying

      Funds, less any distributions previously made to AIG from the Underlying Funds. In addition, the cost basis of the Underlying Funds also reflects an additional $73,703 of legal expenditures directly related to the acquisition of the Underlying Funds.

            At March 31, 2005, market quotations were not readily available for the Fund's securities valued at $39,498,002 or 57.76% of the Fund's net assets. Such securities were valued by the Managing Investment Adviser under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

            The Underlying Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund's investments in Underlying Funds, such risks are limited to the Fund's capital balance in each such Underlying Fund, which is the current value as included in the Portfolio of Investments.

      B.  SECURITY TRANSACTIONS AND INVESTMENT INCOME:

            Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization and accretion of premiums and discounts, respectively, on fixed income investments is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from an Underlying Fund will be recorded as a return of capital and will serve to reduce the cost basis of the Underlying Fund. Distributions received in excess of the cost basis are recognized as realized gains.

      C.  INCOME TAXES:

            Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense.

            The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Private Investment Funds. As of March 31, 2005, the Fund has not received information to determine the tax cost of the Private Investment Funds as of March 31, 2005. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2004 and based on values of the Private Investment Funds as of March 31, 2005, and after adjustment for purchases and sales between December 31, 2004 and March 31, 2005, the estimated cost of the Underlying Funds at March 31, 2005 for federal tax purposes is $25,887,051. The resulting estimated net unrealized appreciation for tax purposes on the Private Investment Funds at March 31, 2005 is $13,610,951, consisting of gross appreciation of $13,653,098 and gross depreciation of $42,147. The cost basis for federal tax purposes of the Fund's other investments at March 31, 2005 is $29,753,348, and those investments had no appreciation or depreciation at that date.

      D.  DISTRIBUTION POLICY:

            Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

            Distributions shall be made to the Members in accordance with the following order of priority:

              (a) first, 100% to the Members pro rata in accordance with their percentage interest until aggregate distributions to the Members equal the sum of (i) their capital contributions and
                    (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;

              (b) second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of the Members' capital contributions; and

              (c) thereafter, 95% to the Members pro rata in proportion to their percentage interest and 5% to the Investment Adviser.

            The Fund will not reinvest income from its investments or the proceeds from the sale of its investments.

      E.  RESTRICTIONS ON TRANSFER:

            Units of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Units without the prior written consent of the Board, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

      F.  FEES OF THE UNDERLYING FUNDS:

            Each Underlying Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees. In addition to the Fund level expenses shown on the Fund's statement of operations, Members of the Fund will indirectly bear the fees and expenses charged by the Underlying Funds, which fees are reflected in the valuations of the Underlying Funds and are not reflected in the ratios to average net assets in the Financial Highlights.

      G.  FOREIGN CURRENCY GAINS AND LOSSES:

            The Fund currently has one investment in an Underlying Fund which is denominated in euros. The Fund's policy is to exclude that portion of realized and unrealized gains on that investment resulting from changes in foreign exchange rates from any realized gains or losses from foreign currency transactions. Instead, the realized and unrealized gains or losses on that investment resulting from changes in foreign exchange rates will be combined with the realized and unrealized gain/loss from other investments.

      H.  OFFERING AND ORGANIZATIONAL EXPENSES:

            Offering costs of $405,000 were paid by the Fund and are reflected on the statement of changes in net assets as a reduction of contributed capital. The Investment Adviser has agreed to pay all offering costs in excess of $405,000. The Investment Adviser has also agreed to pay all organizational costs incurred by the Fund.

      I.  FISCAL YEAR END:

            In August 2004, the Board voted to change the fiscal year end of the Fund from December 31 to March 31, with March 31, 2005 being the first fiscal year end of the Fund following the commencement of operations. The tax year of the Fund is a calendar year.

NOTE 3 -- MANAGEMENT FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

      The Fund pays the Investment Adviser an annual management fee equal to 1% of the Fund's net asset value determined and payable as of the end of each fiscal quarter. As described in Note 2D above, after the Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to the Members in excess of their capital contributions (the "Incentive Carried Interest"). The Incentive Carried Interest is paid in addition to the 1% management fee. At March 31, 2005, the accrued Incentive Carried Interest was $654,272.

      U.S. Trust Company, N.A. entered into an Investment Monitoring Agreement with AIG on December 19, 2003, pursuant to which AIG will provide to the Investment Adviser certain quarterly information regarding the Underlying Funds. The Investment Adviser pays AIG an annual fee of 1/2 of 1% per annum of the Fund's net asset value related to the Fund's investments in the existing Underlying Funds pursuant to the terms of this agreement.

      Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains PFPC Inc. ("PFPC"), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Fund's custodian. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $15,000 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses.

      Charles Schwab & Co., Inc. (the "Distributor"), a subsidiary of Schwab, serves as the Fund's distributor for the offering of Units. The Investment Adviser has agreed to reimburse the Distributor for its out-of-pocket expenses incurred in connection with this offering. The Distributor has entered into an agreement with UST Securities Corp. (the "Selling Agent") relating to the purchase of Units through the Selling Agent acting as brokers or agents for its customers.

      Each member of the Board of Managers receives $5,000 annually, $2,000 per meeting attended and is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

NOTE 4 -- PURCHASES AND SALES OF SECURITIES

      Excluding short-term investments, the Fund had $36,438,710 of purchases and $15,877,353 of distributions received from Underlying Funds for the period ended March 31, 2005.

NOTE 5 -- COMMITMENTS

      As of March 31, 2005, the Fund had outstanding investment commitments to Underlying Funds totaling $22,250,482.

NOTE 6 -- DESCRIPTION OF UNDERLYING FUNDS

      The Fund's investments in domestic buyout funds include Berkshire Partners VI, L.P., which focuses on larger middle market growth buyouts; Blue Point Capital Partners, L.P., which focuses on value-oriented lower middle-market buyouts outside of the Northeastern United States; Blum Strategic Partners II, L.P., which focuses on undervalued public small-cap companies; Catterton Partners V, L.P., which focuses on consumer focused middle-market growth buyouts; Charlesbank Equity Fund V, L.P., which focuses on broad based middle-market buyouts; Lincolnshire Equity Fund III, L.P., which focuses on acquiring and growing small and middle market companies; and 2003 Riverside Capital Appreciation Fund, L.P., which focuses on lower middle-market buyouts.

      The Fund's investments in distressed investment funds include MatlinPatterson Global Opportunities Partners, L.P., which focuses on severely discounted securities and obligations, and OCM Principal Opportunities Fund II, L.P., which focuses on undervalued middle-market companies.

      The Fund's investments in European buyout funds include Advent Global Private Equity IV-A, L.P., which focuses on middle-market growth buyouts across western Europe, and Electra European Fund, L.P., which focuses on value oriented middle-market buyouts, primarily in the United Kingdom, France and Germany.

      Due to the nature of the Underlying Funds, the Fund cannot liquidate its positions in the Underlying Funds except through distributions from the Underlying Funds, which are made at the discretion of the Underlying Funds. The Fund has no right to demand repayment of its investment in the Underlying Funds.

NOTE 7 -- PENDING LITIGATION

      The Investment Adviser was contacted in September, 2003 by the Office of the New York State Attorney General (the "NYAG"), and the Securities and Exchange Commission (the "SEC") and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares (the "Investigations"). The Investment Adviser has been providing full cooperation with respect to these Investigations and continues to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Investment Adviser, these Investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain mutual funds managed by the Investment Advisor. The short-term trading activities permitted under these arrangements have been terminated and the Investment Adviser has strengthened its policies and procedures to deter frequent trading.

      The Investment Adviser, and certain of its affiliates, has also been named in five class action lawsuits which allege that the Investment Adviser, certain of its affiliates, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the Investment Advisor. Each seeks unspecified monetary damages and related equitable relief. The Investment Adviser and certain affiliates have also been named in two derivative actions alleging breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

      The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. The Maryland court is expected to hear oral argument on the defendants' motions to dismiss in mid-June, 2005. The defendants will not be required to answer the complaints until such motions have been decided. In addition, the Maryland court ruled in March 2005 that discovery with respect to all claims in the consolidated actions should be stayed until the court has ruled on the pending motions to dismiss the consolidated complaints.

      While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Investment Adviser believes that the pending Investigations and private lawsuits are not likely to materially affect the Investment Adviser's ability to provide investment management services to the Fund. The Fund is not a subject of the Investigations nor party to the lawsuits described above.

NOTE 8 -- GUARANTEES

      In the normal course of business, the Fund enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Fund has had no prior claims or payments pursuant to such agreements. The Fund's individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 -- PROXY VOTING AND FORM N-Q (UNAUDITED)

      Information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund at 800-647-6972 or on the website of the Securities and Exchange Commission at www.sec.gov. The Fund did not receive any proxy solicitations during the period ended March 31, 2005.

      The Fund files a complete portfolio schedule with the Securities and Exchange Commission within 60 days after the end of the first and third fiscal quarters on Form N-Q, beginning with the quarter ending December 31, 2004. The Form N-Q is available at www.sec.gov and may be obtained at no charge by calling 800-647-6972.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Members and Board of Managers of
Excelsior Buyout Investors, LLC

We have audited the accompanying statement of asset and liabilities of Excelsior Buyout Investors, LLC (the "Fund"), including the schedule of investments, as of March 31, 2005, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period April 16, 2004 (commencement of operations) to March 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investment funds owned as of March 31, 2005, by correspondence with management of the investment funds; where replies were not received, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Buyout Investors, LLC as of March 31, 2005, the results of its operations, changes in net assets, its cash flows, and the financial highlights for the period April 16, 2004 (commencement of operations) to March 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

May 26, 2005

EXCELSIOR BUYOUT INVESTORS, LLC

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Board of Managers of the Fund is set forth below.

                                                                                                                         NUMBER OF
                                                                                                                      PORTFOLIOS IN
                           POSITION(S)      TERM OF OFFICE                                                            FUND COMPLEX
                            HELD WITH        AND LENGTH OF             PRINCIPAL OCCUPATION DURING PAST FIVE           OVERSEEN BY
 NAME , ADDRESS AND AGE      THE FUND         TIME SERVED                                YEARS                           MANAGER
------------------------------------------------------------------------------------------------------------------------------------
                                                         DISINTERESTED MANAGERS
Virginia G. Breen          Manager         Term -           Partner, Sienna Ventures (1/05 - present); Partner,              4
230 Lackwanna Dr.                          Indefinite;      Blue Rock (8/95 to present); Also a manager or director
Andover, NJ  07821                         Length -         of Excelsior Absolute Return Fund of Funds, LLC,
Age 40                                     since May        Excelsior Absolute Return Fund of Funds Master Fund,
                                           2003             LLC and Excelsior LaSalle Property Fund, Inc.

Jonathan B. Bulkeley       Manager         Term -           Non-Executive Chairman of QXL, PLC (2/98 to 2/05);               4
1133 5th Ave., Apt. 3                      Indefinite;      Chairman and CEO, Lifeminders (2/01 to 10/01); CEO,
New York, NY  10128                        Length -         barnesandnoble.com (12/98 to 1/00); Managing Director
Age 43                                     since May        and V.P., AOL (3/93 to 12/98). Also a manager or
                                           2003             director of Excelsior Absolute Return Fund of Funds,
                                                            LLC, Excelsior Absolute Return Fund of Funds Master
                                                            Fund, LLC and Excelsior LaSalle Property Fund, Inc.

Thomas F. McDevitt         Manager         Term -           Managing Partner, Edgewood Capital Partners (5/02 to             4
Edgewood Capital                           Indefinite;      present); Managing Director, Societe Generale (6/98 to
1055 Summer St.                            Length -         3/02); Founder and Partner, Meenan, McDevitt & Co.
Stamford, CT  06905                        since May        (5/91 to 5/98). Also a manager or director of Excelsior
Age 47                                     2003             Absolute Return Fund of Funds, LLC, Excelsior Absolute
                                                            Return Fund of Funds Master Fund, LLC and Excelsior
                                                            LaSalle Property Fund, Inc.

                                                          INTERESTED MANAGER
Douglas A. Lindgren, 43    Manager,        Term -           Managing Director, U.S. Trust.                                  10
U.S. Trust Company         Principal       Indefinite;
225 High Ridge Road        Executive       Length -
Stamford, CT 06905         Officer, and    since May
                           Chief           2003
                           Investment
                           Officer

EXCELSIOR BUYOUT INVESTORS, LLC

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the officers of the Fund is set forth below.


                                      POSITION(S)
                                       HELD WITH          LENGTH OF
 NAME , ADDRESS AND AGE                THE FUND          TIME SERVED             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mr. Robert Aufenanger, 51         Chief Financial        Since Fund      Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr.
U.S. Trust Company                Officer                inception          Aufenanger worked as a consultant to various clients in
225 High Ridge Road                                                         the fund industry and prior to this was Chief Financial
Stamford, CT 06905                                                          Officer for Icon Holdings Corp.

Ms. Sharon Davison, 50            Chief Compliance     Since October,    Director of Securities & Corporate Compliance, U.S. Trust
U.S. Trust Company                Officer                   2005            Co; prior to U.S. Trust, Ms. Davison served as Director
114 W. 47th Street                                                          of Special Investigations at the New York Stock Exchange
New York, NY 10036                                                          and as Senior Counsel in the Division of Market
                                                                            Surveillance at the New York Stock Exchange

Ms. Cynthia Englert, 40           Secretary              Since Fund      Vice President, U.S. Trust; prior to U.S. Trust, Ms.
U.S. Trust Company                                       inception          Englert held positions in finance at Whitney & Co. and
225 High Ridge Road                                                         Greenwich Capital Markets, Inc.
Stamford, CT 06905

Mr. Lee A. Gardella, 37           Vice President         Since Fund      Senior Vice President, U.S. Trust
U.S. Trust Company                                       inception
225 High Ridge Road
Stamford, CT 06905

Mr. Douglas A. Lindgren, 43       Manager, Principal     Since Fund      Managing Director, U.S. Trust
U.S. Trust Company                Executive Officer,     inception
225 High Ridge Road               and Chief Investment
Stamford, CT 06905                Officer


All officers of the Fund are employees and/or officers of the Managing Investment Adviser.

Officers of the Fund are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

ALTERNATIVE INVESTMENTS ARE SOLD TO QUALIFIED INVESTORS ONLY BY A CONFIDENTIAL OFFERING MEMORANDUM. AN INVESTMENT IN AN ALTERNATIVE INVESTMENT FUND IS SPECULATIVE AND SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM. THE INFORMATION PRESENTED IN THE ANNUAL LETTER IS CURRENT AS OF THE DATE NOTED, IS FOR INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY INTERESTS IN ANY FUND. THIS IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, AN OFFER TO SELL OR A SOLICITATION TO BUY ANY OF THE SECURITIES OR INVESTMENTS REFERENCED, NOR DOES THIS INFORMATION CONSTITUTE INVESTMENT ADVICE OR RECOMMENDATIONS WITH RESPECT TO ANY OF THE SECURITIES OR INVESTMENTS USED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. U.S. TRUST AND ITS AFFILIATES ARE WHOLLY OWNED SUBSIDIARIES OF THE CHARLES SCHWAB CORPORATION. ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST.

THE SAI (OR STATEMENT OF ADDITIONAL INFORMATION) INCLUDES ADDITIONAL INFORMATION ABOUT THE MANAGERS OF THE FUND AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 647-6972.

EXCELSIOR BUYOUT INVESTORS, LLC

ADVISORY AGREEMENT CONTINUANCE (UNAUDITED)

In determining whether to approve the continuance of the Advisory Agreement, the Board of Managers considered the following information:

         1) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER.

                  The Managers reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Managers noted that these services included managing the investment program of the Fund as well as the provision of general corporate services. The Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services, including valuation of the Fund's portfolio of investments and compliance monitoring. The Managers also considered the resources dedicated to compliance monitoring by the Adviser and discussed the Adviser's commitment to provide additional resources in this area. The Managers also considered that the Adviser, at its own expense, had entered into an investment monitoring agreement with AIG pursuant to which AIG monitored the Fund's portfolio investments and that the Adviser supervises AIG in the provision of these services. The Managers considered that the Adviser paid for all compensation of officers of the Fund that were affiliated with the Adviser. The Managers evaluated these factors based on their direct experience with the Adviser and in consultation with Fund counsel and counsel to the Independent Managers. The Managers concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser had not diminished over the past year and that the quality of service continued to be high. The Managers took into account that the Adviser had researched and identified new investments for the Fund during the year. The Managers reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its affiliates exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Managers, and (iv) the Adviser had kept the Managers apprised of developments relating to the Fund and the industry in general. The Managers also focused on the Adviser's knowledge of the private equity investments contained in the Fund's portfolio and on its expertise and reputation in this market segment.

         2) THE PERFORMANCE OF THE FUND AND THE ADVISER.

                  The Managers reviewed the performance of the Fund since its inception. Because the Fund is a closed-end fund of funds investing in buyout focused funds, the Managers determined that there was no relevant peer group performance analysis available. The Managers reviewed the Fund's internal rate of return since inception and considered that the Fund had recently made a $80 per unit cash distribution to its unit holders and that the Managers had approved a second distribution of $120 per unit to unit holders. The Managers noted that, on a cumulative basis, the Fund had already made significant distributions to its members. The Managers also reviewed the valuations of the buyout funds contained in the Fund's portfolio and concluded that those investments had appreciated significantly from their original cost basis. The Managers concluded that the Fund's performance, and the performance of the Adviser in securing that performance, was excellent. In connection with their assessment of the performance of the Adviser, the Managers considered the Adviser's financial condition and whether it has the resources necessary to continue to carry out its functions under the Advisory Agreement. In this regard, the Managers reviewed the Adviser's consolidated balance sheet for calendar years 2003 and 2004 and concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the contract and to continue to provide the high quality services that it has provided to the Fund to date.

         3) THE COST OF THE ADVISORY SERVICES AND THE PROFITS TO THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND.

                  In connection with the Managers' consideration of the level of the advisory fee, the Managers considered a number of factors. First, the Managers compared the level of the advisory fee against the fee charged by other private equity fund of funds. In performing this analysis, the Managers took into account that there was no recognized broad-based industry database for comparative fees of private equity fund of funds. Instead, the Managers relied on their own knowledge of the marketplace and reviewed a "State of the Markets" research report on private equity funds of funds issued in 2004 by an independent organization called Asset Alternatives (the "Asset Alternatives Report"). The Managers considered that the Fund's 1% base fee was well within the range of the average and median fees reported in the Asset Alternatives Report. The Managers also considered the carried interest feature of the advisory fee and concluded that the Adviser's 5% carried interest and 8% hurdle rate compared very favorably to other funds in the Asset Alternatives Report. The Managers considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. The Managers noted that the Fund was the only product of its nature managed by the Adviser and therefore determined that the fee charged by the Adviser to other clients for other advisory services was not relevant. Based on their review of these factors and on their own industry experience, the Managers concluded that the level of advisory fee was reasonable.

                  The Managers also considered the profitability to the Adviser of its relationship with the Fund. In this regard the Managers reviewed a profitability estimate generated by the Adviser for 2004. The Managers reviewed income received by the Adviser from the management fee and expenses borne by the Adviser, including organizational expenses and the investment monitoring fee expense. The Board also considered accruals for the Adviser's carried interest, noting that realization by the Adviser of any carried interest amount was not yet certain. Even after taking such accruals into account, the Board concluded that the profitability of the Fund to the Adviser was not excessive.

         4) THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE.

                  With respect to the Managers' consideration of economies of scale, the Managers noted that the Fund, as a closed-end fund, would typically not increase in size. In addition, as a result of its distribution policy, the Fund was structured to progressively decline in size as distributions were made. The Managers noted that since the advisory fee was a fixed percentage of the Fund's total assets, the amount of the advisory fee would decrease as the Fund decreased in size. The Managers concluded that for these reasons, considerations as to economies of scale were not relevant to their consideration of the appropriateness of the advisory fee.

         5) OTHER FACTORS.

   In addition to the above factors, the Managers also discussed other benefits received by the Adviser from its management of the Fund, including the ability to market its advisory services for similar products in the future should the Fund perform well. They also discussed the Adviser's relationship with Excelsior Buyout Partners LLC, a private fund not required to be registered under the Investment Company Act that makes parallel investments to the Fund at the same time and on the same terms

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer and Chief Financial Officer. The registrant has not made any amendments to its code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Managers has determined that there are two audit committee financial experts serving on its audit committee, Virginia G. Breen and Jonathan Bulkeley, who are "independent," as defined in the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           FYE 3/31/05               FYE 12/31/03

4(a) Audit Fees            $50,000                   $25,000

4(b) Audit Related Fees    $0                        $0

4(c) Tax Fees              $0                        $0

4(d) All Other Fees        $0                        $0

4(e)(1) The registrant's audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm ("accountants") for the registrant and (ii) any non-audit services performed by the accountants for the registrant's investment adviser and control persons of the adviser that provide ongoing services to the registrant ("Service Affiliates") if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2005, were $0 and $618,675, respectively. The amount of non-audit fees that were billed by the registrant's accountant for services rendered to (i) the registrant, and (ii) the registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2003, were $0 and $623,000, respectively.

4(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated responsibility for the voting of proxies to the investment adviser. Those Proxy Voting Policies are attached herewith.


                              Proxy Voting Policies

OVERVIEW
--------

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. At U.S. Trust, we recognize that in those cases where we have voting authority, we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix A and Appendix B set forth the Proxy Committee's current policies with respect to how U.S. Trust will vote with regard to specified matters which may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of our clients.

From time to time, U.S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S Trust may have a relationship that might affect the manner in which we vote the issuer's proxy. The Proxy Committee has developed conflicts procedures governing these situations which are set for in detail in Appendix C.

The Proxy Voting Committee is responsible for establishing policies and procedures to govern the voting of proxies in all accounts for which U.S. Trust Company N.A. and United States Trust Company of New York serve as investment adviser and for which we have voting authority, with the exception of accounts for which the Special Fiduciary Services Division of U.S. Trust Company N.A. ("SFS") acts as a plan fiduciary under ERISA. As discussed further in Appendix D, as a result of ERISA requirements and the differing considerations which often pertain to ERISA accounts, SFS is responsible for voting all proxies for which it serves as an ERISA plan fiduciary.

The Proxy Committee has also developed procedures implementing the Committee's policies and governing the proxy voting process. These procedures are set forth in Appendix E. As described in Appendix E, the Proxy Committee has engaged Institutional Shareholder Services, Inc., ("ISS") a nationally recognized provider of proxy voting services, to assist in voting proxies for accounts over which U.S. Trust has custody of client assets. ISS also provides the Committee with recommendations regarding particular proxy matters.

The Current members of the Proxy Committee are:

                        John Gregg, Chairman & Secretary
                                 John Apruzzese
                                 Carmen S. Diaz
                                 Margaret Marajh
                                   Jeff Osmun
                                 Matthew Warner

Advisory (i.e. non-voting) members of the committee are:

                               Nancy Wood, Counsel
                         William C. Hazelton, Compliance

Statement of Proxy Voting Guidelines

The Proxy Committee has established the following voting guidelines. In all cases these guidelines are subject to the firm's conflicts procedures, so that in the event a conflict is identified, the procedures set in Appendix C, rather than these guidelines, will apply:

     1. With respect to those routine matters set fourth in Appendix A, U.S. Trust will vote in accordance with the views and recommendations of a corporation's management.

     2. With respect to the matters identified in Appendix B. U.S. Trust will vote in accordance with the guidelines set forth in Appendix B.

     3. With respect to any matter which is not identified in either Appendix A or B, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

     4. The Proxy Committee may override the guidelines set forth in Appendix A and Appendix B if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to "split" its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to "split" votes must be appropriate from the standpoint of interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decisions to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

APPENDIX A - ROUTINE ISSUES

The Proxy Committee has determined that the following items are considered routine and will generally be voted in a manner consistent with recommendations of management of the issuer:

1. Ratification of Auditors

2. Corporate housekeeping matters - including; proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3. Routine capitalization matters - including; matters relating to adjusting authorized common or preferred stock in connection with stock splits, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4. Composition of the Board - including; election of directors, removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent and not considered routine.

5. General corporate matters - such as formation of a holding company, reincorporation into a different state, issuance of special reports, including reports on employment and recruiting practices in relation to the gender, race or other characteristics and reports on charitable/political contributions and activities, adoption, renewal, or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

APPENDIX B - NON-ROUTINE ISSUES

The Proxy Committee has determined to adopt the following guidelines with respect to the following non-routine issues.

1 - PROPOSALS REGARDING DIRECTOR ELECTIONS

     i. CUMULATIVE VOTING FOR THE ELECTION OF DIRECTORS - Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We will typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

     ii. CLASSIFIED BOARDS - We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that non-classified Boards (requiring re-election of all directors annually) increase the accountability of the Board to shareholders. We will typically vote against proposals seeking classification of a board and for proposals seeking declassification.

     iii. TERM LIMITS FOR INDEPENDENT DIRECTORS - We feel that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company's shareholders and that term limits do not serve shareholder's interest. We will typically vote against such proposals.

     iv. PROPOSALS CONCERNING WHETHER A MAJORITY OF THE BOARD MUST BE INDEPENDENT - We believe that it is beneficial for a majority of the board of directors of a company be comprised of independent directors. As such, we will typically vote for such proposals.

     v. PROPOSALS REQUIRING A MAJORITY VOTE FOR ELECTION OF DIRECTORS - Such proposals go beyond what is typically required under state law, which typically provide for election of directors by a plurality vote. We believe that such proposals may frustrate the will of the shareholders who have expressed a preference for a director. We will typically vote against such proposals.

2 - OTHER DIRECTOR - RELATED PROPOSALS

     (i) PROPOSALS LIMITING LIABILITY OF, OR PROVIDING INDEMNIFICATION OF, DIRECTORS - We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote for such proposals.

     (ii) PROPOSALS REGARDING DIRECTOR SHARE OWNERSHIP - Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director's cash compensation) or through option grants, we believe directors share ownership is in the interest of shareholders. We will typically vote for such proposals.

3 - ANTI-TAKEOVER PROPOSALS AND SHAREHOLDER RIGHTS

     (i) SHAREHOLDER RIGHTS PLANS AND POISON PILLS - Poison pills are defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-over, even at a substantial premium to shareholders. We will typically vote against poison pill plans and against proposes to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

     (ii) GOLDEN PARACHUTES ARRANGEMENTS - We believe that executive severance arrangements that are triggered by a change in control (known as "golden parachutes") should be submitted for shareholder approval and will therefore vote for such a requirement. We will typically vote against such arrangements if they result in a payment of more than 3 times an executive's annual salary and bonus.

     (iii) OTHER ANTI-TAKEOVER PROVISIONS - We will typically vote against other anti-takeover provisions, such as a blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and will typically vote for proposals such as fair price amendments.

     (iv) LIMITATIONS ON SHAREHOLDER RIGHTS - including; the right to act by written consent, rights to remove directors, to amend by-laws, to call special meetings or nominate directors. We will typically vote against proposals which limit shareholders corporate rights.

     (v) PROPOSALS REGARDING SUPERMAJORITY VOTE REQUIREMENT - We support shareholder's ability to approve or reject matters based on a simple majority. We will typically vote against proposals to institute a supermajority vote requirement.

     (vi) PROPOSALS REGARDING CONFIDENTIAL VOTING - Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their proxy voting rights, which we believe is not in the best interest of a company's shareholders. We will typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

     (vii) DISCRETIONARY VOTING OF UNMARKED PROXIES - Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We will typically vote against such proposals.

4 - MANAGEMENT COMPENSATION PROPOSALS

     (i) PROPOSALS TO ESTABLISH OR AMEND VARIOUS FORMS OF INCENTIVE COMPENSATION PLANS AND RETIREMENT OR SEVERANCE BENEFITS FOR DIRECTORS OR KEY EMPLOYEES - We support effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. These awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors' compensation committee or other special committee charged with evaluating such plans. We also support appropriate severance benefits for directors and employees as necessary to attract and retain experienced and qualified individuals. We will typically vote for such proposals.

     (ii) PROPOSALS FOR ESTABLISHING OR AMENDING EXECUTIVE INCENTIVE BONUS PLANS - We believe that executive incentive bonus plans are an integral part of management compensation structures. We believe proposals for establishing and amending executive incentive bonus plans are worthwhile. We will typically vote for such proposals.

     (iii) PROPOSALS TO LIMIT THE DISCRETION OF MANAGEMENT TO DETERMINE THE COMPENSATION OF DIRECTORS AND OFFICERS - We believe that proposals which limit the discretion of management to determine compensation of directors and officers of a company are inappropriate. We believe management is best situated to determine what the market requires in order to attract able and qualified persons to act as directors and officers. We will typically vote against such proposals.

5 - NON- ROUTINE GENERAL CORPORATE MATTERS

     (i) PROPOSALS RELATING TO ASSET SALES, MERGERS, ACQUISITIONS, REORGANIZATIONS & RESTRUCTURINGS - These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation's business and is best situated to take appropriate course of action. Thus, we will typically vote for such proposals.

     (ii) PROPOSALS FOR EXTINGUISHING SHAREHOLDER PREEMPTIVE RIGHTS - Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder's proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the ability to maintain proportionate ownership though preemptive rights. We will typically vote for proposals to extinguish such rights and against proposals to create such rights.

     (iii) PROPOSALS REQUIRING CONSIDERATION OF COMPARATIVE FEE INFORMATION BY INDEPENDENT AUDITORS - The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor's fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we will typically vote against such proposals.

     (iv) PROPOSALS MANDATING DIVERSITY IN HIRING PRACTICES OR BOARD COMPOSITION - We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We will vote against such proposals.

     (v) PROPOSALS PROHIBITING DEALINGS WITH CERTAIN COUNTRIES - the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the US government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We will typically vote against such proposals.

    (vi) PROPOSALS TO LIMIT THE NUMBER OF OTHER PUBLIC CORPORATION BOARDS ON WHICH THE CEO SERVES - We believe that service on multiple boards may enhance the CEO's performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board members on the performance of the CEO. We will typically vote against such proposals.

    (vii)  PROPOSALS TO LIMIT CONSULTING FEES TO AN AMOUNT LESS THAN AUDIT FEES
           - We believe that access to the consulting services of professionals is a variable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management's access to such resources is not in the interests of the corporation's shareholders. We will typically vote against such proposals.

    (viii) PROPOSALS TO REQUIRE THE EXPENSING OF STOCK OPTIONS - Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We will typically vote for such proposals.

    (ix) PROPOSALS RESTRICTING BUSINESS CONDUCT FOR SOCIAL AND POLITICAL REASONS - We do not believe that social and political restrictions should be placed on a company's business operations, unless determined as appropriate by management. While from an investment perspective we may consider how a company's social and political practices may affect present and prospective valuations and returns, we believe that proposals which prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We will typically vote against such proposals.

    (x) PROPOSALS REQUIRING COMPANIES DIVESTITURE FROM VARIOUS BUSINESSES - Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a companies business strategy and to consider the interest of all shareholders with respect to such matters. We will typically vote against such proposals.

6 - OTHER SHAREHOLDER PROPOSALS - Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We will typically vote with management's recommendations with regard to such proposals.

APPENDIX C - CONFLICTS PROCEDURES

From time to time, U. S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer's proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. As described below, in such situations the conflict may be addressed by (i) relinquishing to the account principal the voting proxy, (ii) voting the proxies in accordance with the firm's pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

CONFLICTS RELATED TO VOTING OF SHARES OF AFFILIATED FUNDS
---------------------------------------------------------

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust's policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party evaluation firm.

CONFLICTS ASSOCIATED WITH VOTING OF SHARES ISSUED BY AFFILIATED COMPANIES
-------------------------------------------------------------------------

U.S. Trust is affiliated with Charles Schwab & Co. ("Schwab"), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In any case, it is U.S. Trust policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it is U.S. Trust's policy to abstain from voting on these matters.

GENERAL CONFLICTS
-----------------

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty to periodically inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibilities to bring to the Committee's attention matters which may create a conflict of interest for the Firm when voting proxies for issuers. In addressing General Conflicts, the following policies apply:

US TRUST SENIOR OFFICER means: a Director or a member of the management committee of a US Trust Entity or of Charles Schwab Corporation.

US TRUST ENTITY means: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust of Delaware.

An INSTITUTIONAL CLIENT of a US Trust Entity means an institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

CONFLICT SITUATIONS - A potential conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1.   A US Trust Senior Officer serves as an officer or director of that issuer.


2. A member of the Proxy Committee serves as an officer or director of that issuer.

3.   The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (i.e. managed accounts, private banking services) with the issuer or with an individual who may be director or senior officer of the issuer.

When a General Conflict is identified, the conflict will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm.

APPENDIX D - POLICIES WITH RESPECT TO ACCOUNTS FOR WHICH THE SPECIAL FIDUCIARY SERVICES DIVISION OF U. S. TRUST COMPANY N.A. SERVES AS ERISA PLAN FIDUCIARY

SFS acts as an ERISA plan fiduciary for certain accounts managed by U.S. Trust Company N.A. In its capacity as a plan fiduciary, SFS often is delegated authority to vote, or instruct the plan's trustee on how vote proxies on behalf of the plan. In discharging its duties, SFS is subject to fiduciary responsibilities and procedural requirements imposed by ERISA. SFS has established its own proxy procedures for determining how to vote proxies for accounts for which SFS serves as an ERISDA fiduciary. U.S. Trust has determined that it is appropriate that SFS exercise its own discretion in voting proxies for these accounts. In implementing this policy, the Proxy Committee has adopted the following procedures:

1. Each quarter, the Chairman of the SFS will provide the Proxy Committee with a list of all clients for which SFS has proxy-voting discretion and will advise the Proxy Committee as to the determination reached by SFS on each proxy voting matter.

         o SFS will make an independent determination as to how to vote with respect to those accounts for which SFS exercises discretion given its fiduciary responsibilities and the interests of its clients. SFS may split its vote with respect to a particular issue in instances where SFS receives directions from participants, an investment manager or other named fiduciary. The minutes of the meeting of the Special Fiduciary Committee shall reflect the recommendations of the SFS financial analyst or relationship manager and the rationale for the decision reached.

2. SFS shall report its vote to the Proxy Committee and share information and the rationale for its decision with the Proxy Committee. The Proxy Committee will implement the voting instructions on behalf of SFS accounts for which U.S. Trust has custody. If SFS determines to vote on a manner which is inconsistent with these guidelines, or if a split vote results, then the reasons for such decisions shall be documented and recorded in the minutes of the meetings of the Special Fiduciary Committee.

APPENDIX E - PROXY VOTING PROCEDURES

U.S. Trust's proxy voting policies and procedures are developed, implemented and monitored by the Proxy Committee. The Proxy Committee meets at least quarterly, and more often when appropriate. The Chairman of the Committee is responsible for convening meetings of the Committee. The attendance in person or telephonically of at least three members of the Committee is necessary to establish a quorum. A vote of a majority of the members present is necessary for the Committee to take any action. Advance notice is not required in order to call a meeting of the Committee. Special meetings of the Committee will be held as necessary in accordance with these procedures.

At each quarterly meeting, the Proxy Committee will review all votes cast during the previous quarter. The Committee will also review any conflicts situations during the previous quarter and will monitor adherence to the voting guidelines, industry trends and regulatory developments. At least annually, the Proxy Committee shall review the voting guidelines set forth in Appendix A and B and the conflicts procedures set forth in Appendix C. The remaining agenda for the Committee will be established by the Chairman.

The Proxy Committee will periodically remind U.S. Trust's analysts and investment professionals that it is their responsibility to advise the Proxy Committee of significant proxy issues which may impact the value of investment held in the firm's accounts. Analysts and investment professionals may suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the issuer and the issues involved.

ACCOUNTS FOR WHICH U.S. TRUST HAS CUSTODY
-----------------------------------------

U.S. Trust has engaged ISS to implement its proxy voting guidelines for accounts over which U.S. Trust has custody. ISS will vote proxies for such accounts with respect to routine matters listed in Appendix A in accordance with these guidelines. With respect to all other matters, ISS has developed an internet based application which allows U.S. Trust to vote proxies on-line in an efficient manner.

Proxies for the underlying security holdings in the Excelsior Funds are listed in U.S. Trust's master proxy list issued to ISS and are voted in accordance with the voting guidelines. The Excelsior Funds have also engaged ISS to assist them in making the Fund's proxy voting record available on the Fund's website in accordance with regulatory requirements.

ACCOUNTS FOR WHICH U.S. TRUST DOES NOT HAVE CUSTODY
---------------------------------------------------

For accounts where U.S. Trust does not have custody, U.S. Trust may nonetheless have voting authority. U.S. Trust's regional offices will have investment advisory relationships for such accounts. Proxies for those accounts cannot be voted through ISS because if the lack of custody. The regional offices receive paper ballots for all issues. Each regional office has a copy of these Proxy Voting Policies and procedures and also has access to the proxy voting website. Offices can vote their shares on paper or via the web site.

FIDUCIARY ACCOUNTS
------------------

For fiduciary accounts where U.S. Trust acts as co-fiduciary, U.S. Trust's practice is to send proxies to the co-fiduciary to be voted in accordance with the co-fiduciary's policies. In situations where U.S. Trust votes these proxies, these guidelines apply.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                 Excelsior Buyout Investors, LLC
            --------------------------------------------------------------------

By (Signature and Title)       /s/ Douglas A. Lindgren
                        --------------------------------------------------------
                               Douglas A. Lindgren, Principal Executive Officer


Date       June 7, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)       /s/ Douglas A. Lindgren
                        --------------------------------------------------------
                               Douglas A. Lindgren, Principal Executive Officer


Date       June 7, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)       /s/ Robert F. Aufenanger
                        --------------------------------------------------------
                               Robert F. Aufenanger, Chief Financial Officer


Date       June 7, 2005
    ----------------------------------------------------------------------------